Exhibit 99.6

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is made and entered into as of September       , 2012 between Markwins International Corporation, a California corporation (“Parent”), and Markwins Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), on the one hand, and the undersigned stockholder (“Stockholder”) of Physicians Formula Holdings, Inc., a Delaware corporation (the “Company”), on the other hand. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement described below.

W I T N E S S E T H:

WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of the date hereof, by and among Parent, Merger Sub, and the Company (the “Merger Agreement”), Parent has agreed to acquire the outstanding securities of the Company pursuant to a statutory merger of Merger Sub with and into the Company in which the outstanding shares of capital stock of the Company will be converted into the right to receive the Company Common Stock Merger Consideration;

WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, Stockholder has agreed to enter into this Agreement; and

WHEREAS, Stockholder is the record or beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of that number of shares of capital stock of the Company set forth on the signature page of this Agreement (the “Shares”) (such Shares, together with any New Shares (as defined in Section 1.2 hereof), being referred to herein as the “Subject Shares”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereby agree as follows:

1.             Agreement to Retain Subject Shares.

1.1           At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as defined below), Stockholder shall not, except for transfers of Shares following the Effective Time in connection with the Merger: (a) transfer, assign, sell, gift-over, pledge or otherwise dispose of, or consent to any of the foregoing, any or all of the Subject Shares or any right or interest therein (“Transfer”); provided, however, that such restrictions shall not be applicable to (i) a gift of the Subject Shares made to Stockholder’s spouse or issue, including adopted children, or to a trust for the exclusive benefit of Stockholder or Stockholder’s spouse or issue, provided that such transferee agrees to be bound by the terms of this Agreement, (ii) a transfer of title to the Subject Shares effected pursuant to Stockholder’s will or the laws of intestate succession, or (iii) a transfer of title to the Subject Shares to a trust organized under the laws of the United States or any political subdivision thereof solely for the benefit of such Stockholder, provided that such transferee agrees to be bound by the terms of this Agreement; (b) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer; (c) enter into any hedging or other derivative transaction with respect to the Subject Shares; (d) grant any proxy, power-of-attorney or other authorization or consent with respect to any of the Subject Shares; or (e) deposit any of the Subject Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Subject Shares. As used herein, the term “Expiration Date” shall mean the earlier to occur of (x) the Effective Time, (y) the date upon which the Merger Agreement is validly terminated in accordance with the terms of Section 9.01 thereof, or (z) the date on which there is any amendment to the Merger Agreement (effected pursuant to the terms of the Merger Agreement) which expressly reduces the Company Common Stock Merger Consideration.

1.2           “New Shares” means:

(a)           any shares of capital stock or voting securities of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership (whether through the exercise of any options, warrants or other rights to purchase Company Common Stock or otherwise) after the date of this Agreement and prior to the Expiration Date; and

(b)           any shares of capital stock or voting securities of the Company that Stockholder becomes the beneficial owner of as a result of any change in Company Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, reorganization, business combination, consolidation, exchange of shares, or any similar transaction or other change in the capital structure of the Company affecting the Company Common Stock.

2.             Agreement to Vote Subject Shares and Take Certain Other Action.

2.1           Prior to the Expiration Date, at every meeting of the stockholders of the Company, however called, at which any of the following matters is considered or voted upon, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following matters, Stockholder shall vote or give written consent or, take all actions necessary to cause the holder of record to vote or give written consent with respect to the Subject Shares:

(a)           in favor of adoption of the Merger Agreement and the transactions contemplated thereby;

(b)           against approval of any proposal made in opposition to or competition with consummation of the Merger and the Merger Agreement;

(c)           against any Acquisition Proposal from any party other than Parent or an Affiliate of Parent as contemplated by the Merger Agreement;

(d)           against any other proposal that is intended to, or is reasonably likely to, result in the conditions of Parent’s or Merger Sub’s obligations under the Merger Agreement not being fulfilled;

(e)           against any amendment of the Company Certificate of Incorporation or the Company By-laws that is not requested or expressly approved by Parent; and

(f)            against any dissolution, liquidation or winding up of the Company.

2.2           Prior to the Expiration Date, Stockholder, as the holder of voting stock of the Company, shall be present, in person, or, take all actions necessary to cause the holder of record to be present, in person or by the proxy, at all meetings of stockholders of the Company at which any of the matters referred to in Section 2.1 hereof are to be voted upon so that all Subject Shares are counted for the purposes of determining the presence of a quorum at such meetings.

2.3           Between the date of this Agreement and the Expiration Date, Stockholder will not, and will not permit any entity under Stockholder’s control to, (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Opposing Proposal (as defined below), (b) initiate a stockholders’ vote with respect to an Opposing Proposal or (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Opposing Proposal. For purposes of this Agreement, the term “Opposing Proposal” means any of the actions or proposals described in clauses (b) through (f) of Section 2.1 of this Agreement.

3.             No Solicitation, etc. In consideration of Parent’s and Merger Sub’s significant expenses incurred (and to be incurred) in connection with the Merger, Stockholder shall not, directly or indirectly, and shall cause Stockholder’s agents, representatives, advisors, as applicable, not to (a) initiate, solicit, encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal or take any action that would reasonably be expected to lead to an Acquisition Proposal (other than with Parent and its Affiliates), (b) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal, or (c) approve, endorse or recommend any Acquisition Proposal.

4.             Representations and Warranties of Stockholder. Stockholder hereby represents and warrants and covenants to Parent as follows:

4.1           (a) Stockholder is the record or beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act) of the Subject Shares; (b) the Subject Shares set forth on the signature page hereto constitute Stockholder’s entire interest in the outstanding capital stock and voting securities of the Company as of the date hereof, including rights to purchase shares of capital stock of the Company; (c) the Subject Shares are, and except for a Transfer in accordance with Section 1.1, will be, at all times up until the Expiration Date, free and clear of any liens, claims, options, charges, security interests, proxies, voting trusts, agreements, rights, understandings or arrangements, or exercise of any rights of a stockholder in respect of the Subject Shares or other encumbrances, other than those created by this Agreement; (d) Stockholder has voting power and the power of disposition with respect to all of the Subject Shares outstanding on the date hereof, and except for a Transfer in accordance with Section 1.1, will have voting power and power of disposition with respect to all of the Subject Shares acquired by Stockholder after the date hereof; and (e) Stockholder’s principal residence or place of business is accurately set forth on the signature page hereto.

4.2           Stockholder has full power, authority and legal capacity to execute and deliver this Agreement and to comply with and perform Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes the valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms (subject to the Enforceability Exceptions). The execution and delivery of this Agreement by Stockholder does not, and the performance of Stockholder’s obligations hereunder will not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right to terminate, amend, accelerate or cancel any right or obligation under, or result in the creation of any lien or encumbrance on any Subject Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or the Subject Shares are or will be bound or affected.  Without limiting the generality of the foregoing, except for the Prior Voting Agreement (as defined below) Stockholder has not entered into any voting agreement (other than this Agreement) with any Person (other than a power of attorney) with respect to any of the Shares, or granted any Person any proxy (revocable or irrevocable) deposited any of the Shares in a voting trust, or entered into any arrangement or agreement with any Person limiting or affecting Stockholder’s legal power, authority, or right to vote the Shares on any matter.  If Stockholder is married and the Shares constitute community property or if there otherwise is a need for spousal or other approval of this Agreement for it to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, Stockholder’s spouse, enforceable against such spouse in accordance with its terms.  For purposes of this Section 4.2, the term “Prior Voting Agreement” means the voting agreement dated August 14, 2012, entered into by and among Stockholder, Physicians Formula Superior Holdings, LLC, and Physician Formula Merger Sub, Inc.  Stockholder acknowledges that the Prior Voting Agreement has been terminated and has no further effect.

4.3           Stockholder understands and agrees that other than (a) in connection with or following a Transfer permitted by Section 1.1, or (b) otherwise in compliance with this Agreement, if Stockholder attempts to transfer, vote or provide any other person with the authority to vote any of the Subject Shares, the Company shall not, and Stockholder hereby unconditionally and irrevocably instructs the Company to not, (a) permit any such transfer on its books and records, (b) issue a new certificate representing any of the Subject Shares or (c) record such vote unless and until Stockholder shall have complied with the terms of this Agreement.

5.             Termination. This Agreement and all obligations of Stockholder hereunder shall terminate and shall have no further force or effect as of the Expiration Date.

6.             No Impairment of Rights. Notwithstanding anything contained herein to the contrary, nothing in this Agreement shall be construed to affect, limit or restrict (a) Stockholder or any of its representatives from acting in his or her capacity as an officer, director or other fiduciary of the Company, to the extent applicable, it being understood that this Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of the Company and Stockholder shall have no liability to Parent, Merger Sub or any of their Affiliates under this Agreement as a result of any action or inaction by Stockholder acting solely in his or her capacity as officer, director or other fiduciary of the Company, or (b) Stockholder from voting in Stockholder’s sole discretion on any matter other than the matters referred to in Section 2.1 hereof.

7.             Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, this Agreement shall automatically be deemed to be modified so as to effect the original intent of the parties as closely as possible in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

8.             Binding Effect and Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any party without the prior written consent of the other party; provided, however, Parent may, in its sole discretion, assign its rights and obligations hereunder to any Affiliate of Parent. Any assignment in violation of the preceding sentence shall be void. Subject to the two preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

9.             Amendment and Modification. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

10.           Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of any Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity and Stockholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

11.           Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, via facsimile (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Stockholder, at the address set forth below on Stockholder’s signature page at the end hereof with a copy (which shall not constitute notice) to:

Solomon Hunter, Jr.

Pepper Hamilton LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19103

Direct (215) 981-4587

Direct Fax (215) 689-2568

hunters@pepperlaw.com

www.pepperlaw.com

If to Parent or Merger Sub, to:

Markwins International Corporation

22067 Ferrero Parkway

City of Industry, CA 91789

Attention: Eric Chen, Chief Executive Officer

Facsimile: (909) 595-8820

with a copy (which shall not constitute notice) to:

Buchalter Nemer

1000 Wilshire Boulevard

Suite 1500

Los Angeles, CA 90017

Attention: Jeremy Weitz and Mark Bonenfant

Facsimile: (213) 896-0400

or to such other address as any party hereto may designate for itself by notice given as herein provided.

12.           Expenses. Each party hereto shall pay its own expenses incurred in connection with this Agreement.

13.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

14.           No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

15.           Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and (b) is not intended to confer upon any Person other than the parties any rights or remedies.

16.           Counterpart. This Agreement may be executed by facsimile signature and in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

17.           Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be executed and delivered as of the date first above written.

MARKWINS INTERNATIONAL CORPORATION

	By:	/s/ Eric Chen
	Name:	Eric Chen
	Title:	Chief Executive Officer

MARKWINS MERGER SUB, INC.

	By:	/s/ Eric Chen
	Name:	Eric Chen
	Title:	Chief Executive Officer

Signature:	/s/ JEFFREY P. ROGERS
JEFFREY P. ROGERS

Street Address:	c/o Physicians Formula Holdings, Inc.
City, State and Zip:	1055 West 8th Street, Azusa, CA 91702-2248
Facsimile Number:	(626) 812-9462

Subject Shares owned on the date hereof:

430,356 shares of Company Common Stock

341,543 shares of Company Common Stock issuable upon the exercise of Company Options, Company Warrants or any other outstanding options, warrants or other rights.

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